UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2016
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WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)
(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The information presented in this Current Report on Form 8-K, including the attached exhibits was derived from Forms 10-K and 10-Q for Towers Watson & Co. filed with the Securities and Exchange Commission on August 14, 2015 and November 9, 2015, respectively. This filing has not been updated to reflect events occurring after the filing date of the original filings. This Current Report on Form 8-K should be read in conjunction with the Towers Watson & Co. previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, subsequent filings with the Securities and Exchange Commission and the Willis Towers Watson Public Limited Company previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and subsequent filings with the Securities and Exchange Commission.
(d)Exhibits.

Exhibit No.	Description
99.1	Select excerpts from Management's Discussion and Analysis for Towers Watson & Co. for the fiscal year ended June 30, 2015.
99.2	Select excerpts from Management's Discussion and Analysis for Towers Watson & Co. for the three months ended September 30, 2015.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Towers Watson Public Limited Company

By:	/s/ SUSAN D. DAVIES
Susan D. Davies
Controller and
Principal Accounting Officer

Dated: March 17, 2016